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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 28, 1994
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)


              TENNESSEE               0-6919               62-0859007
       (State of incorporation)     (Commission         (I.R.S. Employer
                                    File Number)       Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000



                                  Not Applicable
         (Former name or former address, if changed since last report).
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ITEM 5. OTHER EVENTS

On April 28, 1994, Union Planters Corporation announced operating results for the first quarter of 1994. A copy of the Corporation's press release announcing the results is attached as Exhibit 99 (a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
        AND EXHIBITS

        C.  Exhibits

            99 (a) Union Planters Corporation Press Release
                   dated April 28, 1994 announcing results
                   for the first quarter of 1994





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Union Planters Corporation
                                         Registrant




Date:  May 2, 1994              /s/ M. Kirk Walters
                                --------------------------------
                                M. Kirk Walters
                                Senior Vice President, Treasurer
                                and Chief Accounting Officer





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